Newbuildings	12 Months Ended
Dec. 31, 2017
Property, Plant and Equipment [Abstract]
Newbuildings
Newbuildings

As part of the global settlement reached under the Plan, four contracts with two newbuild counterparties were rejected and terminated. In consideration for the contract rejections, the newbuild counterparties filed claims with the Bankruptcy Court and were included as Commitment Parties under the amended Investment Agreement as well as received certain pro rata share of established cash pools for general unsecured creditors. Refer to Note 3 - "Chapter 11 Proceedings" for further information.

(In US$ millions)	December 31, 2017	December 31, 2016
Opening balance	1,531	1,479
Additions	5	12
Capitalized interest and loan related costs	28	40
Disposals (1)	(620)	—
Impairment (2)	(696)	—
Closing balance	248	1,531

(1)
In July 2017, Sevan Drilling and Cosco reached agreement to defer the Sevan Developer delivery period until June 30, 2020. The contract amendment included a termination clause for Cosco and therefore it was deemed that Sevan had lost control of the asset. The Newbuild asset and corresponding construction obligation were derecognized. Refer to Note 6 - Loss on disposals for further information.

(2)
As part of the Chapter 11 proceedings, the Debtors negotiated and announced a global settlement with various creditors, including Samsung Heavy Industries Co., Ltd. ("Samsung") and Daewoo Shipbuilding & Marine Engineering Co., Ltd ("DSME"). The global settlement included an agreement regarding the allowed claim of the newbuild shipyards Samsung and DSME, and the Debtors’ rejection and recognized termination of the newbuild contracts for the West Dorado, West Draco, West Aquila and the West Libra. As the Plan anticipates the rejection and termination of the newbuild contracts we have recognized an impairment of the newbuild assets related to the West Dorado, West Draco, West Aquila and the West Libra, totaling $696 million, in the year ended December 31, 2017.